Subsequent Events	6 Months Ended
Jun. 30, 2017
Subsequent Events [Abstract]
Subsequent Events
10.	Subsequent Events

On July 5, 2017, the Company drew down $137.0 million under the June 2017 Secured Term Loan and Revolving Credit Facility to repay, along with existing cash, and extinguish the February 2013 Secured Term Loan Facility, that was due to expire in February 2018.

On July 20, 2017, Navigator Jorf, a 38,000 cubic meter fully-refrigerated gas carrier, was delivered from HMD in South Korea. In connection with the delivery of this vessel, $34.5 million, representing approximately 70% of its construction price, was drawn under the October 2016 Secured Revolving Credit Facility to finance the delivery of this newbuilding and for general corporate purposes.